SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549
                           ---------------------------


                                    FORM 8-K

                                 CURRENT REPORT


                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934


                          July 27, 2004 (July 27, 2004)
                Date of Report (Date of earliest event reported)


                               EPIQ SYSTEMS, INC.
             (Exact name of Registrant as specified in its charter)


          Missouri                     0-22081                   48-1056429
(State or other jurisdiction   (Commission File Number)        (IRS Employer
      of incorporation)                                   Identification Number)



                                501 Kansas Avenue
                              Kansas City, KS 66105
                    (Address of principal executive offices)



                                 (913) 621-9500
              (Registrant's telephone number, including area code)


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Item 7.  Financial Statements and Exhibits.

         (c)  Exhibits.

         The following exhibit is filed as part of this report:

    Exhibit No.       Description
    -----------       -----------

       99.1           EPIQ Systems, Inc. Press Release issued July 27, 2004.


Item 12.  Results of Operations and Financial Condition.

         On July 27, 2004, EPIQ Systems, Inc. issued a press release announcing its financial results for the quarter ended June 30, 2004. A copy of the press release is attached as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

         Management of EPIQ Systems believes that certain non-GAAP financial measures provide additional insight for investors into the operating results and business trends of the Company. Consistent with prior periods, in this period, the Company has provided investors with non-GAAP adjusted net income from continuing operations, calculated as net income from continuing operations plus after-tax amortization of acquisition-related intangibles, after-tax acquisition-related expenses and after-tax amortization of capitalized loan fees, as well as non-GAAP adjusted net income per share from continuing operations. The Company uses this non-GAAP financial measure (i) in its strategic planning for the Company and (ii) in evaluating the results of operations of the Company. A reconciliation of non-GAAP adjusted net income from continuing operations to GAAP net income from continuing operations is included in a schedule to the press release filed with this Current Report on Form 8-K. The Company also uses non-GAAP adjusted EBITDA. EBITDA is a component of each of the financial covenants contained in our credit facility, and management regularly reviews EBITDA as we assess our current and prospective compliance with these covenants. The credit facility adjusts EBITDA to exclude discontinued operations and certain acquisition related costs. Exclusion of discontinued operations and acquisition costs also is consistent with how management evaluates results of operations and is consistent with our non-GAAP adjusted net income calculation. Accordingly, non-GAAP adjusted EBITDA is calculated as net income from continuing operations plus the provision for income taxes, interest expense, depreciation, amortization, and acquisition related expenses. A reconciliation of non-GAAP adjusted EBITDA to GAAP net income from continuing operations is included in a schedule to the press release filed with this Current Report on Form 8-K.

         The information in this report and the exhibit attached hereto is not filed for purposes of Section 18 of the Securities and Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 or 12(a)(2) of the Securities Act of 1933, as amended. The information contained herein and in the accompanying exhibit is not incorporated by reference into any filing with the SEC made by the registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                 EPIQ SYSTEMS, INC.

Date:  July 27, 2004

                                 By:      /s/ Tom W. Olofson
                                     -------------------------------------------
                                 Name:    Tom W. Olofson
                                 Title:   Chairman of the Board, Chief Executive
                                          Officer and Director